SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-22056                                          86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251


                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On April 16, 2002, Rural/Metro Corporation (the "Company") received a notice from the Nasdaq Listing Qualifications Panel (the "Panel") indicating it had determined that the Company's securities will continue to be listed on the Nasdaq SmallCap Market via an exception to the bid price and net income/shareholders' equity/market capitalization requirements. The Company requested, and was granted, an exception through September 30, 2002 to demonstrate full compliance with the $500,000 net income standard for the fiscal year ending June 30, 2002. Effective at the start of trading on April 18, 2002, and throughout the exception period, the Company's trading symbol will be "RURLC".

ITEM 7. EXHIBITS

     99.10     Press Release dated April 17, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date: April 18, 2002                    By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


Exhibit No.                         Exhibit
-----------                         -------

   99.10            Press Release dated April 17, 2002